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                                                                   EXHIBIT 10.21

                                FIRST AMENDMENT
                                      TO
                           COMPANY RIGHTS AGREEMENT

     This First Amendment to Company Rights Agreement ("First Amendment") is entered into as of November 4, 1996, by and between STREAMLOGIC CORPORATION, a Delaware corporation ("StreamLogic") and FWB SOFTWARE, LLC., a California limited liability company ("FWB").

                                   RECITALS
                                   --------

     StreamLogic and FWB are parties to that certain Company Rights Agreement dated as of July 1, 1996 (the "Company Rights Agreement"). Capitalized terms used in this First Amendment and not otherwise defined shall have the meanings set forth in the Company Rights Agreement.

     Therefore, StreamLogic and FWB agree to amend the Company Rights Agreement as follows:

1.   Lock-Up Provisions.

     Section 2.2(a) of the Company Rights Agreement is hereby deleted.

2.   S-3 Registration.

     StreamLogic shall on or before November 4, 1996 at its expense amend its pending S-3 registration statement ("Registration Statement") for the shares of Common Stock of StreamLogic previously delivered to FWB under the Operating Agreement, dated as of July 1, 1996, between StreamLogic Software Corporation and FWB Software, Inc. ("Operating Agreement") to include the additional shares of Common Stock of StreamLogic to be delivered to FWB under Amendment No. 1 to the Operating Agreement dated as of November 4, 1996. StreamLogic shall use its best efforts to expedite and obtain effectiveness of the Registration Statement, as amended, under the Securities Act as soon as possible.

3.   Effect on Original Agreement.

     Except as expressly amended by this First Amendment, the Company Rights Agreement shall remain in full force and effect. In the event of a conflict between the Company Rights Agreement and this First Amendment, this First Amendment shall be controlling.

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     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date set forth above.

                                        STREAMLOGIC CORPORATION, a Delaware
                                        corporation

                                        By /s/ J. Larry Smart
                                          ----------------------------
                                             J. Larry Smart
                                             Chief Executive Officer


                                        FWB SOFTWARE, LLC, a California limited
                                        liability company

                                        By /s/ Norman Fong
                                          ----------------------------
                                             Norman Fong, President